SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     April 12, 2001
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                                  TechSys, Inc.
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               (Exact Name of Registrant as Specified in Charter)




         New Jersey                    0-24542                    22-3276736
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
  Of Incorporation)                    File Number)         Identification No.)



147 Columbia Turnpike, Suite 109, Florham Park, New Jersey         07932
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(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code        (973) 236-1919
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44 Aspen Drive, Livingston, New Jersey                07039
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.           Other Events

         On April 12, 2001, a definitive agreement and plan of merger, dated as of April 5, 2001 (the "Merger Agreement"), was executed by and among TechSys, Inc., a New Jersey corporation (the "Company"), Newco TKSS, Inc., a New Jersey corporation, wholly-owned by the Company, that was formed solely for the purpose of consummating the transactions contemplated by the Merger Agreement ("Newco"), and Fuel Cell Companies, Inc., a Nevada corporation ("FCCI"). Pursuant to the Merger Agreement, subject to the approval of the stockholders of each of the Company, Newco, and FCCI, respectively, Newco will merge with and into FCCI in an all stock merger, resulting in FCCI becoming a wholly-owned subsidiary of the Company. A copy of the Merger Agreement is attached.

         The Company issued a press release, which was filed on Form 425 with the Securities and Exchange Commission (the "Commission") on April 13, 2001, announcing the execution of the Merger Agreement.

         On April 16, 2001, an Amendment of the Company's Right to Purchase Warrant and Cancellation of Rights, dated as of April 5, 2001 (the "Amendment"), was executed by and between the Company and Lazar & Company, I.G., LLC ("Lazar"). The Amendment accelerates the purchase rights of the Company granted in the Company's Right to Purchase Warrant Agreement, dated December 5, 2000, by and between the Company and Lazar (a copy of which is attached as Exhibit 10.76 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Commission on April 2, 2001), and alters the remaining rights of Lazar under the Common Stock Purchase Warrant Certificate, dated August 21, 2000, by and between the Company and Lazar, which granted Lazar the right to purchase up to 6.8 million shares of the Company's common stock. A copy of the Amendment is attached.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.


         Exhibit 10.77 Agreement and Plan of Merger, dated as of April 5, 2001, by and among the Company, Newco TKSS, Inc., and Fuel Cell Companies, Inc.

         Exhibit 10.78     Amendment  of  Company's  Right  to  Purchase
                           Warrant and Cancellation of Rights, dated as of April 5, 2001, by and between the Company and Lazar & Company I.G., LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHSYS, INC.


                                                STEVEN L. TRENK
Date:    April 30, 2001                     By: ___________________________
                                                Steven L. Trenk
                                                President

                                  EXHIBIT INDEX



         Exhibit 10.77 Agreement and Plan of Merger, dated as of April 5, 2001, by and among the Company, Newco TKSS, Inc., and Fuel Cell Companies, Inc.

         Exhibit 10.78     Amendment  of  Company's  Right  to  Purchase
                           Warrant and Cancellation of Rights, dated as of April 5, 2001, by and between the Company and Lazar & Company I.G., LLC.